                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant /X/

     Filed by a party other than the registrant / /

     Check the appropriate box:

     / / Preliminary proxy statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     /X/ Definitive proxy statement

     / / Definitive additional materials

     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                        GAYLORD CONTAINER CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                        GAYLORD CONTAINER CORPORATION
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     / / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

     (5) Total fee paid:

- --------------------------------------------------------------------------------

     /X/ Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

     (3) Filing party:

- --------------------------------------------------------------------------------

     (4) Date filed:

- --------------------------------------------------------------------------------

                          [Gaylord Company logo here]

                               500 LAKE COOK ROAD
                                   SUITE 400
                           DEERFIELD, ILLINOIS 60015


                                  JULY 7, 1995



Dear Gaylord Stockholder:



     You are cordially invited to attend a special meeting of stockholders of Gaylord Container Corporation to be held at 10:00 a.m., Chicago Time, on Friday, July 21, 1995 at 520 Lake Cook Road, Deerfield, Illinois 60015.


     The notice of meeting, proxy statement and proxy card are included with this letter. The formal business of the meeting is described in the notice of meeting.

     Whether or not you plan to attend the meeting, please complete and return the enclosed proxy card to assure that your shares will be represented at the meeting. If you attend the meeting, you may, of course, withdraw your proxy should you wish to vote in person.

                                          Sincerely,


                                          Marvin A. Pomerantz
                                          Chairman and Chief Executive Officer

                                                             [Gaylord logo]


                         GAYLORD CONTAINER CORPORATION

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                   TO BE HELD

                                 JULY 21, 1995



     You are cordially invited to attend the special meeting of stockholders of Gaylord Container Corporation, a Delaware corporation (the "Company"), which will be held on Friday, July 21, 1995 at 10:00 a.m. Chicago time at 520 Lake Cook Road, Deerfield, Illinois 60015, to consider and act upon the following proposals (and any such other matters as may properly come before the meeting):



     1. A proposal to approve an amendment to the Company's current Restated Certificate of Incorporation to include a requirement that any stockholder action be taken only at a meeting of the stockholders.



     2. A proposal to approve an amendment to the Company's current Restated Certificate of Incorporation to include a requirement that special meetings of stockholders may be called only by the Chairman of the Board of Directors of the Company or by an affirmative vote of the majority of the members of the Board of Directors then in office.



     3. A proposal to approve an amendment to the Company's current Restated Certificate of Incorporation to include a provision which increases the stockholder vote required for amendment of the Bylaws of the Company from a majority vote to two-thirds of the outstanding shares of capital stock of the Company entitled to vote.



     4. A proposal to approve an amendment to the Company's current Restated Certificate of Incorporation to include a provision pursuant to which the Company will be governed by Section 203 of the General Corporation Law of the State of Delaware ("DGCL.")



     5. A proposal to approve an amendment to the Company's current Restated Certificate of Incorporation to include a provision which increases the stockholder vote required for amendment of the above-referenced provisions of the Company's Certificate of Incorporation from a majority vote to two-thirds of the outstanding shares of capital stock of the Company entitled to vote.



     6. A proposal to approve an amendment to the Company's current Restated Certificate of Incorporation to delete a provision no longer required since the conclusion in 1992 of the Company's financial restructuring.



     7. A proposal to delete Article VIII from the Company's Bylaws pursuant to which the Company elected not to be governed by DGCL sec. 203.


     The Board of Directors has fixed the close of business on July 5, 1995 as the record date for determining the stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or adjournments thereof. A list of such stockholders will be available for examination by any stockholder for any purpose germane to the Special Meeting during normal business hours at the Company's corporate headquarters, 500 Lake Cook Road, Suite 400, Deerfield, Illinois 60015, during the ten day period preceding the meeting.


     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE SIZE OF YOUR HOLDINGS. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO MARK, DATE AND SIGN THE ENCLOSED PROXY. YOUR PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS VOTED OR BY DELIVERY OF A LATER-DATED PROXY. IF YOU ARE PRESENT AT THE MEETING YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.


                                          By Order Of The Board Of Directors

                                          David F. Tanaka
                                          Secretary

Deerfield, Illinois

July 7, 1995

                         GAYLORD CONTAINER CORPORATION

                                PROXY STATEMENT
                        SPECIAL MEETING OF STOCKHOLDERS

                                 JULY 21, 1995


                      TIME AND LOCATION OF SPECIAL MEETING


     A Special Meeting of the stockholders (the "Special Meeting") of Gaylord Container Corporation, a Delaware corporation (the "Company"), will be held at 10:00 a.m. Chicago time on Friday, July 21, 1995 at 520 Lake Cook Road, Deerfield, Illinois 60015.



                      PURPOSE AND SOLICITATION OF PROXIES



     This proxy statement (the "Proxy Statement") and the enclosed proxy card are being mailed on or about July 7, 1995 to the holders of common stock of the Company in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the "Board of Directors" or "Board") for use at the Special Meeting and at any adjournment or adjournments thereof.



     The purpose of this solicitation, among other things, is to obtain the requisite stockholder approval of the Board's proposed Amended and Restated Certificate of Incorporation which, if filed with the Secretary of State of the State of Delaware, would include a number of new provisions and modifications to the Company's current Restated Certificate of Incorporation which the Board believes are appropriate for a publicly traded company. These proposed provisions and modifications are presented in this Proxy Statement as seven proposals.



                 VOTING AND REVOCATION OF PROXIES; RECORD DATE



     Only stockholders of record at the close of business on July 5, 1995 (the "Record Date") will be entitled to notice of, and to vote at, the Special Meeting. At the Special Meeting, the Company's stockholders will be asked to vote in favor of Proposal 1 to adopt an amendment to the current Restated Certificate of Incorporation to require that all stockholder action be taken at a stockholder meeting and not by written consent, Proposal 2 to adopt an amendment to the current Restated Certificate of Incorporation to require that special meetings of stockholders may be called only by the Chairman of the Board or the Board of Directors, Proposal 3 to adopt an amendment to the current Restated Certificate of Incorporation to require a 66 2/3% affirmative vote of the stockholders to amend the Company's Bylaws, Proposal 4 to adopt an amendment to the current Restated Certificate of Incorporation pursuant to which the Company will be governed by Section 203 of the General Corporation Law of the State of Delaware ("DGCL"), Proposal 5 to adopt an amendment to the current Restated Certificate of Incorporation to require a 66 2/3% affirmative vote of the stockholders to alter, amend or repeal certain provisions of the Amended and Restated Certificate of Incorporation, Proposal 6 to adopt an amendment to the current Restated Certificate of Incorporation to delete provisions no longer required since the conclusion in 1992 of the Company's financial restructuring, and Proposal 7 to adopt an amendment to the Company's Bylaws. These proposals contain provisions commonly found in the charters of publicly traded companies which are designed to protect the Company's stockholders from unfair takeover bids and coercive takeover tactics. The details of each of these proposals are described below.

     Proxies properly executed and returned in a timely manner will be voted at the Special Meeting in accordance with the directions noted thereon. If no direction is indicated, proxies will be voted in favor of each of the proposals and in the discretion of the proxyholders on all other business as may properly be brought before the Special Meeting and any adjournment or adjournments thereof. Any stockholder submitting a proxy has the power to revoke it at any time before it is voted, either in person at the Special Meeting, by written notice to the Company's Corporate Secretary before the Special Meeting or by delivery of a properly executed later-dated proxy to the Company's Corporate Secretary.

     Pursuant to Delaware law, abstentions are treated as present and entitled to vote and thus have the effect of a vote against a matter. Shares registered in the names of brokers or other "street name" nominees for which proxies are voted on some but not all matters will be considered to be voted only as to those matters actually voted, and will not be considered for any purpose as to the matters with respect to which a beneficial holder has not provided voting instructions (commonly referred to as "broker non-votes").

                      OUTSTANDING SHARES AND VOTING RIGHTS

     The Company has two classes of outstanding common stock, Class A Common Stock ("Class A Common") and Class B Common Stock ("Class B Common") (together, "Common Stock"). Except as otherwise required by the Company's Restated Certificate of Incorporation or by law, the holders of Class A Common and Class B Common vote together as a single class on all matters submitted to the stockholders and are entitled to one vote per share and ten votes per share, respectively.


     In addition, in connection with the completion in November 1992 of the Company's financial restructuring, the Company issued warrants (the "Warrants") to obtain Class A Common and simultaneously issued the shares of Class A Common obtainable upon the exercise of the Warrants to a warrant trustee (the "Warrant Trustee") which holds such shares (the "Trust Stock") in trust for the benefit of the holders of the Warrants, pending any exercise, or for the benefit of the Company, pending any redemption or exchange of the Warrants.


     In connection with this proxy solicitation, under the terms of the Trust Agreement with the Warrant Trustee, the Warrant Trustee will vote, and has appointed the Company's Corporate Secretary as its proxy to vote, all shares of Trust Stock then held by the Warrant Trustee in proportion to all other votes by holders of the Company's Common Stock (accounting for the disparate voting power between the two classes of Common Stock, if applicable).


     Only stockholders of record at the close of business on the Record Date will be entitled to vote on each of the proposals and any such other matters properly brought before the Special Meeting. The affirmative vote of a majority of the combined voting power of all of the outstanding shares of the Common Stock will be required for adoption of each of Proposals 1 through 6 (each concerning a proposed amendment to the Restated Certificate of Incorporation), and the affirmative vote of a majority of the combined voting power of the Common Stock represented, in person or by proxy, at the Special Meeting, will be required for adoption of Proposal 7 (concerning the proposed amendment to the Company's Bylaws). (The proposed revisions to the Restated Certificate of Incorporation described as Proposals 1 through 6 below and the proposed amendment to the Bylaws described as Proposal 7 below are collectively referred to as the "Proposed Amendments.") The Company believes that its officers, directors and holders of its Class B Common, all of whom the Company expects to vote for each of the proposals, have sufficient votes to approve each of Proposals 1 through 7. The stockholders will have no appraisal or similar rights in connection with any of these proposals.



     Mid-America Group, Ltd. ("MAG") beneficially owns more than 81%, and the Company's executive officers and directors, as a group, may be deemed to beneficially own or control more than 92%, of the outstanding Class B Common, which ownership gives MAG sufficient voting power acting alone to approve each of the proposals described herein and to approve or disapprove any other business that may properly be presented at the Special Meeting. Detailed information with respect to the beneficial ownership of each class of the Company's Common Stock and Warrants is attached as Annex I to this Proxy Statement and incorporated herein by reference. As of the close of business on the Record Date, there were outstanding 48,792,367 shares of Class A Common (including 31,845,533 shares of Trust Stock) and 5,250,082 shares of Class B Common.


               BACKGROUND AND REASONS FOR THE PROPOSED AMENDMENTS


     BACKGROUND. Under the Company's current Restated Certificate of Incorporation, the Company's dual class common stock capitalization may expire on July 31, 1995. Part 4C of Article Four of the Restated Certificate of Incorporation provides for the automatic conversion of Class B Common (10 votes per share) into Class A Common (1 vote per share) on July 31, 1995 unless the closing sale price of Class A Common is $15.25 per share or higher on at least 20 trading days during any 30 consecutive trading days occurring on or prior to July 31, 1995. Recent trading activity of the Class A Common suggests that the automatic conversion of the Class B Common into Class A Common on July 31, 1995 will occur.


     Because of the existence of the high vote Class B Common, the Board previously has not considered adopting many of the protections against abusive takeover tactics that publicly traded companies without a dual class common stock capital structure typically have in place. Given the potential conversion of Class B Common into Class A Common, the Company believes that the best interests of stockholders would be served if appropriate defenses to coercive tender offers or other coercive efforts to gain control of the Company were put in place. The failure to implement such protective devices would leave the Board with little or no ability to protect the Company's stockholders in a coercive takeover situation or against a merger, consolidation or sale of assets of the Company which are not the result of negotiation and which may be opposed by a substantial minority of the outstanding shares of the Common Stock.


     The Board of Directors met on May 25, 1995 to address these concerns and to consider the advantages and disadvantages of adopting various stockholder protective devices which have been adopted by publicly traded companies. The Board concluded that implementation of a "rights plan" would best protect the interests of the stockholders and the Company. On June 12, 1995, the Board of Directors unanimously adopted the Shareholder Rights Plan (the "Rights Plan"). Pursuant to the Rights Plan, Preferred Stock Purchase Rights (the "Rights") will be distributed as a dividend on outstanding shares of Common Stock. One Right will be distributed to stockholders of record as of July 5, 1995 for each share of Common Stock held on such date. The effect of the Rights Plan (so long as the Rights Plan remains in place) is to encourage potential acquirors to negotiate with the Board prior to acquiring a large block of the Common Stock and permit the Board to ensure fair treatment for the Company's stockholders in the event of a coercive offer for the Common Stock. The Board of Directors did not adopt the Rights Plan in reaction to any known effort to acquire the Company's stock.



     The Board recognizes that certain provisions of the Company's current Restated Certificate of Incorporation and Bylaws, unless amended, could permit the Rights Plan to be circumvented by the taking of corporate action by certain stockholders (including the replacement of the Board of Directors and the redemption of the Rights Plan) without prior notice to all stockholders or the opportunity to participate in the consideration thereof. Accordingly, the Board is seeking stockholder approval of (i) an Amended and Restated Certificate of Incorporation and (ii) an amendment to one provision of the Company's current Bylaws. The principal purpose of the Proposed Amendments is to enhance the effectiveness of the Rights Plan such that its provisions cannot be easily circumvented in a coercive takeover situation. The Proposed Amendments contain protective provisions that are common for a publicly traded company without a dual class common stock capital structure. The Board is not recommending the Proposed Amendments in reaction to any known effort to acquire the Company's stock.



     The principal function of the Rights Plan and the Proposed Amendments, as a whole, is to give the Board of Directors an opportunity and sufficient time to evaluate an acquisition offer and determine if it reflects the full value of the Company and is fair to all stockholders, and if not, to reject the offer or to seek an alternative that meets such criteria. Even in the case of an all-cash offer to all stockholders, the Rights Plan and the

Proposed Amendments collectively serve the further function of providing leverage for the Board to facilitate a bidding process and to negotiate for a better price for the stockholders.

     SUMMARY OF THE RIGHTS PLAN. The Rights contain provisions designed to protect stockholders in the event of an unsolicited attempt to acquire the Company, including a gradual accumulation of shares in the open market, a partial or two-tiered tender offer that does not treat all stockholders equally, and other takeover tactics which the Board of Directors believes may be abusive and not in the best interests of all of the stockholders. The Board believes that these tactics tend to unfairly pressure stockholders, coerce them to relinquish their investment without giving them any meaningful choice and deprive them of the full value of their shares. Among other things, in the event of an unsolicited proposal, implementation of the Rights Plan should increase the Board's ability to effectively represent the interests of the Company's stockholders, evaluate such an offer and exercise its good faith business judgment to take appropriate steps to protect and advance stockholder interests.


     Under the Rights Plan, the Rights may be redeemed by the Company at any time prior to the date on which the acquisition by any person (including any group) of either (i) 15% or more of the Common Stock (other than the Trust Stock) or (ii) 15% or more of the Common Stock and the Warrants, on a combined basis, is publicly disclosed. The redemption price is $.0001 per Right, subject to adjustment to reflect any stock split, stock dividend or similar transaction. The Company may, at its option, pay the redemption price in cash or shares of Class A Common (including any fractional share thereof) based on the current market price of the Class A Common at the time of redemption. The Rights Plan will not interfere with any tender offer, merger or other business combination approved by the Board and should not affect any prospective offeror willing to negotiate in good faith with the Board of Directors. Additionally, the Rights Plan does not inhibit any stockholder from utilizing the proxy mechanism to promote a change in the management or direction of the Company.


                ANTI-TAKEOVER EFFECTS OF THE RIGHTS PLAN AND THE
                              PROPOSED AMENDMENTS


     While the Board believes that the Proposed Amendments should be adopted for the reasons set forth in this Proxy Statement, the Board is aware that the Proposed Amendments may have anti-takeover effects. Although the Rights Plan and the Proposed Amendments are designed as protective measures for the Company's stockholders, the Board of Directors would continue to have the power to reject any offer including those that may be at a premium above prevailing market prices. Therefore, the Rights Plan and the Proposed Amendments might have the effect of preventing stockholders from realizing an opportunity to sell their shares of Common Stock at higher than market prices by deterring unfriendly tender offers or other efforts to gain control of the Company. In addition, the Rights Plan and the Proposed Amendments may have the practical effect of entrenching the Board of Directors and management. These provisions also, however, tend to assure continuity of management and policies and encourage those seeking control of the Company to negotiate with management, and the Board believes that the interests of the Company's stockholders will best be served by a transaction that results from negotiations based upon careful consideration of the proposed terms, such as the availability of the benefits of the transaction to all stockholders, the price to be paid to stockholders (including minority stockholders), the form of consideration paid and tax effects of the transaction.


     The Board of Directors has carefully considered the potential adverse effects of the Proposed Amendments and has concluded that such adverse effects are substantially outweighed by the benefits the Rights Plan and the Proposed Amendments, as a whole, would afford the Company and its stockholders. The Proposed Amendments are necessary to enable the stockholders to reap the greatest benefits from the Rights Plan and vice versa. Accordingly, the Board adopted the Rights Plan and urges you to approve the Proposed Amendments, as described in this Proxy Statement.

     In connection with its consideration of the Proposed Amendments, the Board also considered the implementation of a staggered board of directors, but decided not to pursue such a proposal at this time. The

Board has no current intention to propose other anti-takeover measures in future solicitations, although the Board may determine to pursue one or more of such measures at a later date.



                            THE PROPOSED AMENDMENTS



PROPOSED AMENDMENTS TO THE CERTIFICATE OF INCORPORATION



     The proposed Amended and Restated Certificate of Incorporation in the form attached as Annex II (the "Amended and Restated Certificate of Incorporation") to this Proxy Statement contains the text of each of Proposals 1 through 6. Annex II is marked to show clearly the changes proposed to be effected by adoption of all of these proposals. These proposed amendments to the Company's current Restated Certificate of Incorporation are designed to prevent circumvention of the desired protection afforded by the Rights Plan. Neither the Company's current Restated Certificate of Incorporation nor the Amended and Restated Certificate of Incorporation provides for cumulative voting by the stockholders.



     The Board of Directors has unanimously adopted a resolution proposing the Amended and Restated Certificate of Incorporation. The Amended and Restated Certificate of Incorporation will not be effective unless and until it is filed with the Secretary of State of Delaware, and the Board has reserved the right, pursuant to DGCL sec. 242(c), to abandon any one or all of the Proposed Amendments to the Restated Certificate of Incorporation even if such proposals are authorized by the stockholders. However, at this time, the Board knows of no reason why it would abandon any of such Proposed Amendments, and the Board intends to file the Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware if the Amended and Restated Certificate of Incorporation is authorized by a vote of the Company's stockholders.



     Proposals 1 through 6 which have been recommended by the Board of Directors are individually described below. These descriptions are qualified in their entireties by reference to the Amended and Restated Certificate of Incorporation attached hereto as Annex II. Pursuant to the terms of the Amended and Restated Certificate of Incorporation, Proposals 1 through 5 will become effective only if there is no Class B Common outstanding, even if approved by a vote of the Company's stockholders.



PROPOSED AMENDMENT TO THE COMPANY'S BYLAWS



     Under Delaware law, the Board of Directors generally has the ability to amend the Company's Bylaws without stockholder approval. However, under DGCL sec. 203, stockholder approval is required to delete a provision electing not to be governed by DGCL sec. 203. On June 12, 1995, the Board of Directors unanimously adopted a resolution approving an election by the Company to be governed by DGCL sec. 203. Accordingly, the Board of Directors recommends Proposal 7 pursuant to which the Bylaws will be amended to delete a provision pursuant to which the Company previously elected not to be governed by DGCL sec. 203.



PROPOSAL 1



     APPROVAL OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION
        TO REQUIRE THAT ALL STOCKHOLDER ACTION BE TAKEN AT A STOCKHOLDER
                       MEETING AND NOT BY WRITTEN CONSENT



     The Board of Directors recommends that the Company's current Restated Certificate of Incorporation be amended to add Article Eleven, subsection (i) of which provides that actions required or permitted to be taken by the stockholders must be effected at an annual or special meeting of stockholders and may not be taken or effected without a meeting of the stockholders and subsection (ii) of which provides that stockholders may not take any action by written consent in lieu of a meeting of the stockholders. In addition, approval of this Proposal 1 would require certain technical amendments to the current Restated Certificate of Incorporation to correct references necessitated by the renaming of the current Restated Certificate of Incorporation as the Amended and Restated Certificate of Incorporation.

     Under DGCL sec. 228, unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken by stockholders of the Company may be taken without a meeting, without prior notice and without a stockholder vote if a written consent setting forth the action to be taken is signed by the holders of shares of outstanding stock having the requisite number of votes that would be necessary to authorize such action at a meeting of stockholders at which all shares entitled to vote thereon were present and voted. The Company's current Restated Certificate of Incorporation contains no provision restricting or regulating stockholder action by written consent.


     The adoption of this Proposed Amendment would eliminate the ability of the Company's stockholders to act by written consent in lieu of a meeting. It is intended to prevent solicitation of consents by stockholders seeking to effect changes without giving all of the Company's stockholders entitled to vote on a proposed action an adequate opportunity to participate at a meeting where such proposed action is considered. This Proposed Amendment would prevent a potential acquiror holding or controlling a large block of the Company's voting stock from using the written consent procedure to take stockholder action unilaterally.

     The Board of Directors does not believe that the elimination of stockholder action by written consent will create a significant impediment to a tender offer or other effort to take control of the Company. Nevertheless, the effect of this proposal may be to make more difficult, or delay, certain actions by a person or a group acquiring a substantial percentage of the Common Stock, even though such actions might be desired by, or beneficial to, the holders of a majority of the outstanding shares of the Common Stock.

     This Proposed Amendment will ensure that all stockholders will have advance notice of any attempted corporate action by stockholders, and that all stockholders will have an equal opportunity to participate at the meeting of stockholders where such action is being considered. It will enable the Company to set a record date for any stockholder voting, and should reduce the possibility of disputes or confusion regarding the validity of purported stockholder action. This Proposed Amendment would encourage a potential acquiror to negotiate directly with the Board of Directors.


REQUIRED VOTE



     The affirmative vote of the holders of a majority of the combined voting power of all of the outstanding shares of the Company's Common Stock is required to approve Proposal 1.



     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF PROPOSAL 1.



PROPOSAL 2



APPROVAL OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO REQUIRE THAT SPECIAL MEETINGS OF STOCKHOLDERS MAY BE CALLED ONLY BY THE CHAIRMAN OF THE
                          BOARD OR BOARD OF DIRECTORS



     The Board of Directors recommends that the Company's current Restated Certificate of Incorporation be amended to add Article Eleven, subsection (iii) of which provides that special meetings of stockholders may be called only by the Chairman of the Board of Directors or pursuant to a resolution adopted by the affirmative vote of a majority of the members of the Board of Directors then in office. In addition, approval of this Proposal 2 would require certain technical amendments to the current Restated Certificate of Incorporation to correct references necessitated by the renaming of the current Restated Certificate of Incorporation as the Amended and Restated Certificate of Incorporation.



     DGCL sec. 211(d) provides that special meetings may called by the Board or by such persons authorized by the Company's Certificate of Incorporation or Bylaws. Under the Company's current Bylaws, special meetings of the stockholders may be called by the Chairman of the Board of Directors, the Secretary if directed by the Board of Directors or at the request of stockholders owning a majority of the outstanding shares of Common Stock entitled to vote at the meeting.


     This Proposed Amendment would limit the ability to call special stockholder meetings to the Chairman of the Board or the Board of Directors only, and would eliminate the ability of one or more stockholders to call a special stockholder meeting. This Proposed Amendment would prevent persons acquiring a majority of the outstanding shares from calling a special meeting for the purpose of removing directors or making other proposals that would disrupt the continuity, stability and policies of the Board. This change would not effect in any way the conduct of annual meetings of stockholders held pursuant to Delaware law.



REQUIRED VOTE



     The affirmative vote of the holders of a majority of the combined voting power of all of the outstanding shares of the Company's Common Stock is required to approve Proposal 2.



     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF PROPOSAL 2.



PROPOSAL 3



APPROVAL OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO REQUIRE
  A 66 2/3% AFFIRMATIVE VOTE OF THE STOCKHOLDERS TO AMEND THE COMPANY'S BYLAWS



     The Board of Directors recommends that Article Seven of the Company's current Restated Certificate of Incorporation be amended to provide that the Company's stockholders be permitted to alter, amend or repeal the Company's Bylaws only with the affirmative vote of the holders of at least two-thirds of the outstanding shares of capital stock of the Company entitled to vote. In addition, approval of this Proposal 3 would require certain technical amendments to the current Restated Certificate of Incorporation to correct references necessitated by the renaming of the current Restated Certificate of Incorporation as the Amended and Restated Certificate of Incorporation.



     DGCL sec. 109 grants the power to adopt, amend or repeal the Company's Bylaws to the stockholders provided that the Certificate of Incorporation may give concurrent power to the Board of Directors. Thus, although Article Seven of the Company's current Restated Certificate of Incorporation expressly authorizes the Board to alter, amend or repeal the Bylaws, under Delaware law, the stockholders currently can also adopt, amend or repeal the Bylaws by a majority vote. The Amended and Restated Certificate of Incorporation would increase the stockholder vote required to alter, amend or repeal the Company's Bylaws from a majority vote to a two-thirds affirmative vote.



     The requirement of an increased stockholder vote is designed to prevent a person who has obtained control of a majority, but less than 66 2/3%, of the voting stock of the Company from avoiding the requirements of the Bylaws by simply repealing them. Thus, this proposed supermajority vote requirement enhances the effectiveness of the Rights Plan by increasing the stockholder support required to amend the Bylaws in ways that might favor a coercive takeover or similar situation. This Proposed Amendment may work to protect against future amendments to the Bylaws that might make it easier for an entity interested in acquiring the Company to control the Board.



REQUIRED VOTE



     The affirmative vote of the holders of a majority of the combined voting power of all of the outstanding shares of the Company's Common Stock is required to approve Proposal 3.



     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF PROPOSAL 3.



PROPOSAL 4



 APPROVAL OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION PURSUANT
             TO WHICH THE COMPANY WILL BE GOVERNED BY DGCL SEC. 203



     The Board of Directors recommends that the Company's current Restated Certificate of Incorporation be amended to add Article Twelve pursuant to which the Company will be governed by the provisions of DGCL sec. 203. In addition, approval of this Proposal 4 would require certain technical amendments to the current Restated Certificate of Incorporation to correct references necessitated by the renaming of the current Restated Certificate of Incorporation as the Amended and Restated Certificate of Incorporation.

     The Board similarly is recommending approval of the deletion of Article VIII from the Company's Bylaws pursuant to which the Company previously elected not to be governed by DGCL sec. 203. This proposal is described in detail below (see PROPOSAL 7 -- Approval of An Amendment To The Company's Bylaws), which discussion is incorporated by reference in this Proposal 4.



REQUIRED VOTE



     The affirmative vote of the holders of a majority of the combined voting power of all of the outstanding shares of the Company's Common Stock is required to approve Proposal 4.



     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF PROPOSAL 4.



PROPOSAL 5



APPROVAL OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO REQUIRE
            A 66 2/3% AFFIRMATIVE VOTE OF THE STOCKHOLDERS TO ALTER,
         AMEND OR REPEAL CERTAIN PROVISIONS OF THE AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION



     The Board of Directors recommends that Article Ten of the Company's current Restated Certificate of Incorporation be amended to provide that Article Seven (concerning stockholder approval required to amend the Company's Certificate of Incorporation), Article Ten (concerning stockholder approval required to amend the Company's Bylaws) and Article Eleven (concerning stockholder action and the calling of special meetings of the stockholders) of the Amended and Restated Certificate of Incorporation may not be altered, amended or repealed and no provision inconsistent with such Articles may be adopted without the affirmative vote of the holders of at least two-thirds of the outstanding shares of the capital stock of the Company entitled to vote. In addition, approval of this Proposal 5 would require certain technical amendments to the current Restated Certificate of Incorporation to correct references necessitated by the renaming of the current Restated Certificate of Incorporation as the Amended and Restated Certificate of Incorporation.



     Under DGCL sec. 242(b), amendments to a company's certificate of incorporation require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, but the law also permits a company to include provisions in its certificate of incorporation which require a greater vote than the vote otherwise required by law for any corporate action. With respect to such supermajority provisions, DGCL sec. 242(b)(4) requires that any alteration, amendment or repeal thereof be approved by an equally large stockholder vote.



     The requirement of an increased stockholder vote increases the effectiveness of the Rights Plan by preventing a person holding or controlling a majority, but less than 66 2/3%, of the voting stock of the Company from, directly or indirectly, circumventing its requirements. Similarly, this provision strengthens and supports the other Proposed Amendments, such as the proposed prohibition on stockholder action without a stockholder meeting and the proposed limitation on the ability of stockholders to call special meetings, by increasing the amount of stockholder support necessary to repeal such provisions once adopted. In addition, this provision itself cannot be altered or repealed without the affirmative vote of the holders of at least two-thirds of the outstanding shares of the capital stock of the Company entitled to vote. This Proposed Amendment may work to protect against future amendments to the Amended and Restated Certificate of Incorporation that might make it easier for an entity interested in acquiring the Company or gaining control of the Company.



REQUIRED VOTE



     The affirmative vote of the holders of a majority of the combined voting power of all of the outstanding shares of the Company's Common Stock is required to approve Proposal 5.



     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF PROPOSAL 5.

PROPOSAL 6



     APPROVAL OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION
        TO DELETE PROVISIONS FORMERLY REQUIRED UNDER THE BANKRUPTCY CODE



     The Board of Directors recommends that Article Four of the Restated Certificate of Incorporation be amended to delete the section thereof entitled "Certain Restrictions on Issuances of Capital Stock." In addition, approval of this Proposal 6 would require certain technical amendments to the current Restated Certificate of Incorporation to correct references necessitated by the renaming of the Company's current Restated Certificate of Incorporation as the Amended and Restated Certificate of Incorporation.



     This section of Article Four of the Company's current Restated Certificate of Incorporation was originally adopted when the Company's current Restated Certificate of Incorporation was approved and filed in connection with the confirmation of the Company's Plan of Reorganization ("Plan") pursuant to the federal bankruptcy laws. Such section (i) prohibits the issuance of nonvoting equity securities and (ii) upon the issuance of certain preferred equity securities, mandates the election of directors to represent holders of such preferred equity securities in the event of default in the payment of dividends on such preferred class of equity securities. Section 1123(a)(6) of the United States Bankruptcy Code, 11 U.S.C. Section 101 et seq. (the "Bankruptcy Code"), requires that a plan (as such term is defined under Chapter 11 of the Bankruptcy
Code) filed by a company contemplates the inclusion of such section in such company's certificate of incorporation. The Board currently does not contemplate issuance of additional equity securities. However, this section is no longer required since the conclusion in 1992 of the Company's financial restructuring and consummation of the Company's Plan. Accordingly, the Board recommends that this section of the Company's current Restated Certificate of Incorporation be deleted because it is no longer required to be included under applicable law.



REQUIRED VOTE



     The affirmative vote of the holders of a majority of the combined voting power of all of the outstanding shares of the Company's Common Stock is required to approve Proposal 6.



     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF PROPOSAL 6.



PROPOSAL 7



APPROVAL OF AN AMENDMENT TO THE COMPANY'S BYLAWS TO DELETE A PROVISION PURSUANT
        TO WHICH THE COMPANY ELECTED NOT TO BE GOVERNED BY DGCL SEC. 203



     The Board of Directors recommends the deletion of Article VIII of the Bylaws pursuant to which the Company elected not to be governed by DGCL sec. 203.



     DGCL sec. 203 is a "business combination" statute. The effect of deleting
Article VIII of the Bylaws and making the Company, a publicly held Delaware corporation, subject to DGCL sec. 203 is to prohibit the Company from engaging in various "business combination" transactions with any "interested stockholder" for a period of three years after the date of the transaction in which the person became an "interested stockholder," unless (i) the transaction is approved by the Board of Directors prior to the date the "interested stockholder" obtained such status, (ii) upon consummation of the transaction which resulted in the stockholder becoming an "interested stockholder," the "interested stockholder" owned at least 85% of the voting stock of the Company outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned by (a) persons who are directors and also officers and (b) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or (iii) on or subsequent to the date of the transaction in which the person became an "interested stockholder" the "business combination" is approved by the Board of Directors and authorized at an annual or special meeting of stockholders by the affirmative vote of the holders of at least two-thirds of the outstanding voting stock which is not owned by the "interested stockholder." A "business combination" includes mergers, asset sales and other transactions resulting in financial benefit to a stockholder. An "interested stockholder" is a person who, together with affiliates and associates, owns (or within three years, did own) 15% or more of a corporation's voting stock.

     Application of DGCL sec. 203 to the Company should encourage persons interested in acquiring the Company to negotiate in advance with the Board of Directors since the higher stockholder voting requirements imposed would not be invoked if such person, prior to acquiring 15% of the Company's voting stock, obtains the approval of the Board of Directors for such stock acquisition or for the proposed business combination transaction (unless such person acquires 85% or more of the Company's voting stock in such transaction excluding certain shares as described above). In the event of a proposed acquisition of the Company, the Board believes that the interests of the Company's stockholders will best be served by a transaction that results from negotiations based upon careful consideration of the proposed terms, such as the availability of the benefits of the transaction to all stockholders, the price to be paid to stockholders (including minority stockholders), the form of consideration paid and tax effects of the transaction.



     In addition, DGCL sec. 203 should tend to prevent certain of the potential inequities of business combinations which are part of a "two-tier" transaction. Any merger, consolidation or similar transaction following a partial tender offer not approved by the Board under DGCL sec. 203 would have to be approved by the holders of at least two-thirds of the remaining shares of Common Stock unless, under DGCL sec. 203, the acquiror obtained 85% or more of the Company's voting stock in such partial tender offer.


REQUIRED VOTE


     The affirmative vote of a majority of the holders of the combined voting power of the Company's Common Stock represented, in person or by proxy, at the Special Meeting is required to approve Proposal 7.



     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF PROPOSAL 7.


                                 MISCELLANEOUS


     DGCL sec. 242(c) authorizes the Board of Directors to abandon any one or all of Proposals 1 through 6 at any time prior to the filing of such proposed amendments to the Company's Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, notwithstanding authorization of the proposals by the Company's stockholders. The Board of Directors may consider abandoning any one or all of such proposals at any time before or after the Special Meeting if it determines, in its sole discretion, that such action is advisable or in the best interests of the Company. At this time, the Board does not know of any reason why it would abandon any of such proposals.



                             STOCKHOLDER PROPOSALS


     Any proposals by stockholders intended to be presented at the 1996 Annual Meeting of Stockholders must be received by the Company no later than August 30, 1995.

     You are again urged to attend the Special Meeting. Proxies will be solicited by the Board through the use of the mails. Proxies may also be solicited by directors, officers and a small number of other employees of the Company personally or by mail, telephone, telegraph or otherwise, but such persons will not be separately compensated for such services. Brokerage firms, banks, fiduciaries, voting trustees or other nominees will be requested to forward the soliciting materials to beneficial owners of stock held of record by them. The entire cost of the Board's solicitation will be borne by the Company.

                                          By Order of the Board of Directors

                                          David F. Tanaka
                                          Secretary

                                                                         ANNEX I

                    INFORMATION WITH RESPECT TO STOCKHOLDERS


     The following table sets forth certain information with respect to the beneficial ownership of each class of the Company's Common Stock and warrants to obtain Class A Common as of June 9, 1995 by (i) each stockholder known by the Company to own beneficially more than 5 percent of such outstanding class of Common Stock (ii) each director and named executive officer of the Company and
(iii) all officers and directors of the Company as a group. The numbers and percentages of Class A Common include Trust Stock held by the Warrant Trustee but do not include the outstanding Class B Common which is convertible into Class A Common. To the knowledge of the Company, each stockholder has sole voting and investment power as to the shares owned unless otherwise noted. The address of all directors and executive officers is the address of the Company.



                                                                                     WARRANTS TO OBTAIN CLASS
                                  CLASS A COMMON STOCK      CLASS B COMMON STOCK          A COMMON STOCK
                                 -----------------------   -----------------------   -------------------------
                                              PERCENT                   PERCENT                     PERCENT
                                  NUMBER      OF CLASS      NUMBER      OF CLASS       NUMBER       OF CLASS
                                 OF SHARES  OUTSTANDING*   OF SHARES  OUTSTANDING*   OF WARRANTS  OUTSTANDING*
                                 ---------  ------------   ---------  ------------   -----------  ------------
Marvin A. Pomerantz
  and MAG(1)....................   215,000        --       4,279,942      81.3%              0          --
     4700 Westown Parkway
     West Des Moines, IA 50625
Warren J. Hayford(2)............ 1,314,550       2.7%        514,518       9.8%              0          --
Frank E. Babb...................     5,000        --               0        --           3,000          --
Norman H. Brown Jr. ............         0        --               0        --          10,000          --
Harve A. Ferrill................    10,000        --               0        --               0          --
John E. Goodenow(3).............    45,000        --               0        --               0          --
David B. Hawkins(4).............    26,200        --               0        --               0          --
John Hawkinson(4)(5)............    54,245        --               0        --          13,857          --
Richard S. Levitt(4)(6).........    74,200        --               0        --               0          --
Ralph L. MacDonald Jr. .........    20,000        --               0        --               0          --
Thomas H. Stoner................     3,000        --               0        --               0          --
Dale E. Stahl...................   211,648        --               0        --          25,000          --
Daniel P. Casey(7)..............   113,200        --          59,411       1.1%         25,000          --
Lawrence G. Rogna(8)............    77,500        --               0        --          15,800          --
All officers and directors as a
  group (26 persons)(9)......... 2,655,513       5.5%      4,853,871      92.2%        441,407         1.4%


- ---------------
 *  Percentages less than 1 percent have been omitted.

(1) MAG is owned by Mr. Pomerantz, his wife and trusts for the benefit of their children. Mr. Pomerantz does not own directly any of these shares except for 5,000 shares of Class A Common held in his own name. Mr. Pomerantz disclaims beneficial ownership of shares held by MAG and attributable to his wife and the trusts.

(2) The shares shown as beneficially owned by Mr. Hayford include 72,143 shares of Class A Common and 12,143 shares of Class B Common owned directly by trusts for the benefit of his grandchildren, 1,853 shares of Class A Common and 216,643 shares of Class B Common owned directly by his wife and 50,000 shares of Class A Common owned by a charitable family foundation. Mr. Hayford disclaims beneficial ownership of shares held by the trusts, his wife and the foundation.

(3) The shares shown as beneficially owned by Mr. Goodenow include 2,000 shares owned directly by his wife and 34,000 shares owned directly by Goodenow Bancorporation, a family owned corporation. Mr. Goodenow disclaims beneficial ownership of such shares.

(4) Messrs. Hawkins, Hawkinson, and Levitt each own options to purchase 24,200 shares of the Company's Class A Common, which options were granted pursuant to the Company's Outside Director Stock Option

Plan. Although none of such options have been exercised, the shares of Class A Common shown as beneficially owned by each of them include 100 percent of such options, all of which are currently exercisable.


(5) The shares shown as beneficially owned by Mr. Hawkinson include 2,000 shares owned directly by his wife and 758 shares and 3,857 warrants owned by a trust for the benefit of his wife. Mr. Hawkinson disclaims beneficial ownership of such shares and warrants.

(6) The shares shown as beneficially owned by Mr. Levitt include 50,000 shares owned by a trust for the benefit of his wife. Mr. Levitt disclaims beneficial ownership of such shares.

(7) The shares shown as beneficially owned by Mr. Casey include 9,360 and 16,000 shares of Class A Common owned by his wife and children, respectively. Mr. Casey disclaims beneficial ownership of such shares.

(8) The warrants shown as beneficially owned by Mr. Rogna include 2,800 owned by his wife. Mr. Rogna disclaims beneficial ownership of such warrants.


(9) The number and percentage of shares of Class A Common owned by the persons named in the table and all officers and directors as a group include the 668,236 shares that such persons and group may obtain upon the exercise of stock options exercisable currently or within 60 days of June 9, 1995.

                                                                        ANNEX II

                                  Marked to show changes to the current Restated
                                        Certificate of Incorporation as follows:
                                                    additions are underlined and
                                                   deletions are struck-through.

           (Underline begins) AMENDED AND (Underline ends) RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                         GAYLORD CONTAINER CORPORATION
                    (ORIGINALLY INCORPORATED AUGUST 1, 1986)

                                  ARTICLE ONE

     The name of the Corporation is Gaylord Container Corporation.

                                  ARTICLE TWO

     The address of the Corporation's registered office in the State of Delaware is The Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle 19801. The name of its registered agent at such address is The Corporation Trust Company.

                                 ARTICLE THREE

     The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "Delaware General Corporation Law").

                                  ARTICLE FOUR

     The total number of shares which the Corporation shall have authority to issue is 165,000,000 shares, consisting of:

     (1) 25,000,000 shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock");

     (2) 125,000,000 shares of Class A Common Stock, par value $.0001 per share (hereinafter referred to as the "Class A Common"); and

     (3) 15,000,000 shares of Class B Common Stock, par value $.0001 per share (hereinafter referred to as the "Class B Common").

(Strike-through copy begins here.)

CERTAIN RESTRICTIONS ON ISSUANCES OF CAPITAL STOCK

     Notwithstanding any other provision of this Article Four, the Corporation will not issue any nonvoting equity securities, within the meaning of Section 1123(a)(6) of the United States Bankruptcy Code, 11 U.S.C., or any successor statute thereto.

     Notwithstanding any other provision of this Article Four, in the event that the Corporation issues any class of equity securities having a preference over another class of equity securities with respect to dividends, the terms of such class of equity securities will include adequate provisions for the election of directors representing such preferred class in the event of default in the payment of such dividends, within the meaning of Section 1123(a)(6) of the United States Bankruptcy Code, 11 U.S.C., or any successor statute thereto.

(Strike-through copy ends here.)

THE PREFERRED STOCK

     The Corporation's board of directors (the "Board of Directors") is authorized, subject to the limitations prescribed by law and the provisions of this (Underline begins) Amended and (Underline ends) Restated Certificate of Incorporation, to provide for the issuance of shares of the Preferred Stock in one or more series, to establish from time to time the number of shares to be included in each such series and to fix the designations, voting powers, preferences rights and qualifications, limitations or restrictions of the shares of the Preferred Stock of each such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the certificate or certificates establishing the series of Preferred Stock.

COMMON STOCK

     Except as otherwise provided herein, all shares of Class A Common and Class B Common will be identical and will entitle the holders thereof to the same rights and privileges. As used herein, the term "Common Stock" means, collectively, the Class A Common and the Class B Common.

  Part 1. Voting Rights.

          (i) So long as any share of Class B Common is outstanding, the holders of Class A Common and Class B Common will vote together as a single class with respect to all matters to be voted on by the Corporation's stockholders, except as provided in subparagraphs (ii), (iii) or (iv) below or as required by law. In connection with the vote by the Corporation's stockholders on each such matter, the holders of Class A Common will be entitled to one vote per share and the holders of Class B Common will be entitled to 10 votes per share, except as provided in subparagraphs (iii) and (iv) below.

          (ii) The number of directors comprising the Board of Directors will be determined from time to time in the manner specified in the Corporation's bylaws, subject to this subparagraph (ii). So long as any share of Class B Common is outstanding, (A) the holders of Class A Common, voting separately as a class and excluding the holders of Class B Common (but not with respect to the shares of Class A Common held by such holders), shall be entitled to elect a number (rounded to the next highest whole number in the case of a fraction) of such directors equal to one-fourth (1/4) of the total number of directors constituting the entire Board of Directors of the Corporation (the "Class A Directors"), provided that the holders of Class A Common will be entitled to elect three (3) such directors to serve on the Board of Directors during the period commencing on the later to occur of the filing of (Strike-through copy begins) this (Strike-through copy ends) (Underline begins) the (Underline ends) Restated Certificate of Incorporation and the date of initial issuance of the Warrants (as defined herein) pursuant to the Warrant Agreement (as defined herein) and ending immediately prior to July 31, 1996 or, if earlier, such time as no Warrants are outstanding and no Debentures (as defined herein) are outstanding (the "Special Class A Director Termination Date"), and (B) the holders of Class
    B Common, voting separately as a class and excluding the holders of Class A Common (but not with respect to the shares of Class B Common held by such holders), shall be entitled to elect all other directors; provided that, subject to the following proviso, after the close of business on any day on which, but only at such times as, the number of outstanding shares of Class B Common constitutes less than 12.5% of the total number of outstanding shares of Common Stock, the holders of Class B Common and the holders of Class A Common, voting together as a single class with the holders of Class B Common entitled to ten votes per share of Class B Common held and the holders of Class A Common entitled to one vote per share of Class A Common held, shall be entitled to elect all such other directors; provided, further, that the immediately preceding proviso will cease to apply, and the holders of Class B Common voting as a single class excluding the holders of Class A Common (but not with respect to the shares of Class B Common held by such holders) shall be entitled to elect all such other directors, during any period commencing at the close of business on the day on which the number of outstanding shares of Class B Common constitutes 12.5% or more of the total outstanding shares of Common Stock and ending at the close of business on a subsequent day, if any, on which the number of outstanding shares of Class B Common constitutes less than 12.5% of the total number of outstanding shares of Common Stock; and provided, further, that until the Special Class A Director Termination Date, the number of directors to be elected pursuant to this clause (B) will be eight (8). For purposes of this subparagraph (ii), a Warrant will not be deemed to be outstanding at such time as it is either exercisable in accordance with its terms or deemed not to be outstanding in accordance with the Warrant Agreement. Also for purposes of this subparagraph (ii), Debentures will be deemed not outstanding if delivered to the Trustee (within the meaning of the applicable Indenture) for cancellation, if the Corporation is Discharged (within the meaning of the applicable Indenture) from its obligations with respect thereto or if the Corporation has satisfied the conditions set forth in clauses (i) through (v) of Section 7.1(b) of the applicable Indenture with respect thereto.

          (iii) Upon election of the three Special Class A Directors (as defined herein) by the holders of Class A Common upon or after the filing of (Strike-through copy begins) this (Strike-through copy ends)
     (Underline begins) the (Underline ends) Restated Certificate of Incorporation, the term of office of each such director shall be from the date of such election to the Special Class A Director Termination
     Date; provided that the term of office of each Class A Director elected upon or after the Special Class A Director Termination Date shall be for a period until the Corporation's next annual meeting of stockholders and such director's successor has been duly elected and qualified or until such director's earlier death, disability, resignation or removal. Any vacancy occurring on the Board of Directors on account of the death, disability, resignation or other termination of a Special Class A Director prior to the Special Class A Director Termination Date may be filled only by the affirmative vote of a majority of the remaining Special Class A Directors, except that in the event that there are no remaining Special Class A Directors or in the event of an election pursuant to Section
     223(c) of the Delaware General Corporation Law to fill any such vacancies, each such vacancy may be filled only by a vote of the holders of Class A Common voting as a separate class, and the term of any director so elected to fill a vacancy shall be until the Special Class A Director Termination Date or until such Special Class A Director's earlier death, disability, resignation or removal.

          (iv) Notwithstanding any provision hereof to the contrary, in any vote by holders of Common Stock with respect to confirmation of a plan of reorganization of the Corporation pursuant to a bankruptcy proceeding under the United States Bankruptcy Code (or any successor statute thereto), the holders of Class A Common will be entitled to one vote per share of Class A Common held and the holders of Class B Common will be entitled to one vote per share of Class B Common held.

  Part 2. Dividends.

     When and as dividends are declared on any Common Stock, whether payable in cash, property or securities of the Corporation, the holders of Class A Common and the holders of Class B Common will be entitled to share equally, share for share, in such dividends, provided that if dividends are declared which are payable in shares of Class A Common or Class B Common, dividends will be declared which are payable at the same rate on each class of Common Stock, and the dividends payable to holders of Class A Common will be paid in shares of Class A Common and the dividends payable to holders of Class B Common will be paid in shares of Class B Common, provided that, upon the written request of the holders of a majority of the Class B Common then outstanding, the dividends payable in shares of Common Stock to all holders of Class B Common (including holders not making such request) in connection with any such dividend will be paid in shares of Class A Common.

  Part 3. Stock Splits and Combinations.

     If the Corporation in any manner subdivides or combines the outstanding shares of one class of Common Stock, the outstanding shares of the other class of Common Stock will be proportionately subdivided or combined, provided that, upon the written request of the holders of a majority of the Class B Common then outstanding, the shares of Common Stock to be issued to all holders of Class B Common (including holders not making such request) in connection with such subdivision will be shares of Class A Common.

  Part 4. Conversion.

     4A. Voluntary Conversion of Class B Common. Each record holder of Class B Common is entitled at any time and from time to time to convert any or all of the shares of such holder's Class B Common into an equal number of shares of Class A Common.

     4B. Automatic Conversion of Class B Common Upon Transfer. Except in connection with an Exempt Transfer, upon the sale, assignment, conveyance, pledge or other transfer (a "transfer") of any shares of

Class B Common, all shares of Class B Common being so transferred will be converted automatically into an equal number of shares of Class A Common. As used herein, the term "Exempt Transfer" means:

          (i) any bona fide pledge of Class B Common to a bank or other financial institution, provided that no foreclosure occurs;

          (ii) any transfer of Class B Common (a) by will or pursuant to the applicable laws of descent and distribution, (b) to the spouse, ancestors or lineal descendants (whether natural or adopted) of the transferring holder of Class B Common, (c) to any corporation, partnership or trust in which the transferring holder and other persons referred to in clause (b) are the holders of all of the outstanding capital stock other than directors' qualifying shares (in the case of a transfer to a corporation), the sole partners (in the case of a transfer to a partnership), and the sole beneficiaries (in the case of a transfer to a trust), provided that in the event that the transferring holder and such other persons cease at any time to be the sole holders of such capital stock, the sole partners or the sole beneficiaries, as the case may be, the shares of Class B Common then held by such corporation, partnership or trust shall be automatically converted into an equal number of shares of Class A Common or (d) to any Person who (1) is a holder of Class B Common on the date of the filing of (Strike-through copy begins) this (Strike-through copy ends) (Underline begins) the (Underline ends) Restated Certificate of Incorporation or on the date of such transfer (except pursuant to a pledge thereof) or (2) would be a permitted transferee of any Person described in (1) foregoing in an Exempt Transfer described in (b) or (c) foregoing or (iii) below; or

          (iii) any transfer of Class B Common by a corporation, partnership or trust (which in each case is then eligible to hold Class B Common without automatic conversion to Class A Common pursuant to (ii)(c) above) to one or more of its stockholders (other than stockholders holding only directors' qualifying shares), partners or beneficiaries, as the case may be, provided that, (a) in the case of a transfer by any corporation which has a class of equity securities registered under the Securities Exchange Act of 1934, as amended, at the time of such transfer, the transferee owns of record at least 10% of the equity securities so registered at the time of such transfer and (b) in the case of Mid-America Group, Ltd. only Permitted Transfers shall be Exempt Transfers.

     4C. Automatic Conversion of Class B Common Upon Certain Other Events. All outstanding shares of Class B Common will be converted automatically into an equal number of shares of Class A Common upon the first to occur of:

          (i) July 31, 1995, but only if the Closing Price (as defined herein) of the Class A Common has not equalled or exceeded $15.25 per share (adjusted proportionately for stock splits, stock combinations, reorganizations, reclassifications of shares, stock dividends and similar transactions affecting the Class A Common after the date of the filing of this Restated Certificate of Incorporation) on a total of twenty or more Trading Days (as defined herein) (excluding for such purposes any Trading Day on which the Corporation has purchased shares of Class A Common Stock in the over-the-counter market, on the NASDAQ system, or on the exchange on which such stock is then listed) if any, during any thirty consecutive Trading Days occurring on or prior to July 31, 1995; or

          (ii) the close of business on the day on which the holders of a majority of the shares of Class B Common then outstanding have delivered written notice to the Corporation's secretary electing that all outstanding shares of Class B Common be converted into an equal number of shares of Class A Common.

     4D. Conversion Procedure.

          (i) Each conversion of shares of Class B Common into shares of Class A Common pursuant to paragraph 4A will be effected by the surrender of the certificate or certificates representing the shares to be converted at the principal office of the Corporation at any time during normal business hours, together with a written notice by the holder of such shares to be converted stating that such holder desires to convert the shares, or a stated number of the shares, represented by such certificate or certificates into Class A Common. Any conversion pursuant to paragraph 4B or 4C will be deemed to be effective immediately upon the occurrence of the event giving rise to such conversion. Any holder of certificates representing shares of Class B Common which are automatically converted into Class A Common pursuant to paragraph 4B or 4C may surrender pursuant to subparagraph (ii) below the certificates representing such shares after the occurrence of the event giving rise to such conversion in exchange for a new certificate representing shares of Class A Common into which such Class B Common was converted.

          (ii) Promptly after the surrender of certificates representing shares of Class B Common being converted pursuant to paragraph 4A, 4B or 4C (and, in the case of a conversion pursuant to paragraph 4A, the receipt of written notice specifying the number of shares being converted), the Corporation will issue and deliver in accordance with the surrendering holder's instructions (a) the certificate or certificates for the Class A Common issuable upon such conversion and (b) in the case of a conversion pursuant to paragraphs 4A or 4B, a certificate representing any Class B Common which was represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which was not converted.

          (iii) The issuance of certificates for Class A Common upon conversion of Class B Common will be made without charge to the holder of such shares for any issuance tax in respect thereof (unless such holder of the Class B Common being converted directs the Corporation to issue such certificate or certificates to any person other than such holder, in which case such holder will pay any transfer tax arising out of the issuance of such certificate), or other costs incurred by the Corporation in connection with such conversion and the related issuance of Class A Common.

          (iv) Upon the conversion of any Class B Common, such shares will be canceled and will not be reissued.

  Part 5. No Additional Issuance.

     The Corporation will not issue any additional shares of Class B Common without the consent of the holders of a majority of the then outstanding shares of Class B Common Stock and without the approval of the Majority Directors (as defined below), other than issuances of Class B Common with respect to the then outstanding shares of Class B Common by way of stock dividend or stock split.

  Part 6. Efforts Regarding Listing/Quotation.

     If the shares of Class A Common cease to be eligible to be listed on a United States securities exchange or quoted on the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ System"), the Corporation will use reasonable efforts to have the Class A Common listed (or continued to be listed) on a United States securities exchange or qualified for trading on the NASDAQ System.

WARRANTS

     The Corporation may issue certain Redeemable Exchangeable Warrants (the "Warrants") pursuant to the Warrant Agreement. No Warrant shall entitle the holder thereof to vote at a meeting of stockholders of the Corporation or to vote for any purpose, except as required by law (provided that this sentence will not limit the rights of the holders of the Warrants pursuant to Section 16A of the Warrant Agreement).

     So long as any of the Warrants are outstanding and not exercisable (in each case as determined in accordance with the Warrant Agreement), but only until the Special Class A Director Termination Date, if earlier:

     1. The Corporation shall not effect a Change of Control Event unless (a) if approval thereof by the Board of Directors is required pursuant to the Delaware General Corporation Law, pursuant hereto or pursuant to the Corporation's bylaws, such Change of Control Event is approved by the Majority Directors and
(b) distributions, if any, made pursuant to or in connection with such Change of Control Event in respect of or in exchange for any shares of Class A Common or Class B Common are made (i) pro rata to holders thereof according to the number of shares of Class A Common and Class B Common held by such holders or (ii) pursuant to offers to the holders thereof which are made pro rata according to the number of shares of Class A Common and Class B Common held by such holders. For purposes of the foregoing, the holder of an option, security or other right exercisable or exchangeable for or convertible into shares of Class A Common may, at the discretion of the Board of Directors, be regarded as a holder of the shares of Class A Common obtainable upon exercise, conversion or exchange thereof;

     2. The Corporation shall not, except upon exercise, distribution on or conversion of or in exchange for securities of the Corporation or other rights either outstanding on the date of filing of (Strike-through copy begins) this (Strike-through copy ends) (Underline begins) the (underline ends) Restated Certificate of Incorporation, issued in connection with the financial restructuring of the Corporation pursuant to which the Warrants were initially issued or issued thereafter in a manner consistent with the terms of this
provision, or except    pursuant to employee or director plans which are either
in effect on the date hereof, permitted pursuant to the terms of the Indentures or approved by the Majority Directors, issue (a) shares of Common Stock for consideration per share (or voting securities other than Common Stock for consideration per unit possessing one vote in the election of directors) less than the Exchange Price at such time (it being understood that the consideration per share in an underwritten public offering will include the aggregate amount of any underwriter's commission and discount per share), (b) any securities convertible into shares of Common Stock with a conversion price (or voting securities other than Common Stock for consideration per unit possessing one vote in the election of directors) less than the Exchange Price at the time of issuance of such securities, or (c) any shares of capital stock with greater than one vote per share (or which may, upon the occurrence of an event, have greater than one vote per share), unless in the case of any of (a),
(b) or (c) foregoing with the approval of the Majority Directors;

     3. The Corporation shall not amend the terms of Article Four of this (Underline begins) Amended and (Underline ends) Restated Certificate of Incorporation in a manner adverse to the interests of the holders of the Warrants without the prior consent of holders of a majority of the Warrants which are then outstanding and not exercisable in accordance with the terms of the Warrant Agreement, provided that nothing herein shall restrict the Corporation from at any time changing, and no consent of the holders of the Warrants will be required in connection with any change at any time of, the number of authorized shares of any class of capital stock of the Corporation

(Strike-through copy begins here)

, and provided that nothing herein shall restrict the Corporation from at any time amending or deleting, and no consent of the holders of the Warrants will be required in connection with amending or deleting, any provision included above under CERTAIN RESTRICTIONS ON ISSUANCES OF CAPITAL STOCK

(Strike-through copy ends here)
; and

     4. The Board of Directors shall not authorize the commencement of any proceeding with respect to the Corporation under Chapter 7 or Chapter 11 of the United States Bankruptcy Code or any successor thereto without the prior approval of either (a) the Majority Directors or (b) all directors then serving on the Board of Directors other than the Special Class A Directors.

DEFINITIONS

     For purposes of this (Underline begins) Amended and (Underline ends) Restated Certificate of Incorporation:

     "Change of Control Event" means (i) a merger, consolidation or similar transaction involving the Corporation if either (a) Persons who beneficially held or controlled the Corporation's voting stock immediately prior to such transaction do not beneficially hold or control immediately after such transaction securities which possess in the aggregate the voting power to elect a majority of the surviving entity's or transferee's directors or (b) after such transaction, a Person or group of Persons (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) would beneficially hold or control securities which possess in the aggregate the voting power to elect a majority of the surviving entity's or transferee's directors, provided that for such purposes securities or voting power beneficially held or controlled by such person or group will not be deemed to include securities or voting power beneficially held or controlled by any of the following Persons: any Person who was a beneficial holder of Warrants upon issuance thereof in the financial restructuring of the Corporation pursuant to which the Warrants were initially issued, Grinnell College, MAG, any Control Person, Messrs. Marvin A. Pomerantz and Warren J. Hayford and their respective Immediate Family and any Person to which any of the foregoing would be permitted to transfer shares of Class B Common Stock in an Exempt Transfer (within the meaning of subparagraph (ii) or (iii) of Part 4B of the terms of the Common Stock included in this Article Four, other than pursuant to clause (a) of such subparagraph (ii)), (ii) a sale, transfer or other disposition of all or substantially all of the property, assets or business of the Corporation or (iii) the filing by the Corporation with the Secretary of State of Delaware of a certificate of dissolution pursuant to Section 275 of the General Corporation Law of Delaware or a similar filing by a successor to the Corporation pursuant to the corporate law of its state of incorporation if such successor's state of incorporation is a state other than Delaware. For purposes hereof, a Person or group of Persons will be deemed to be a beneficial owner or holder of securities if such Person or group is such a beneficial owner thereof as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

     "Closing Price" means the average of the closing prices of sales of Class A Common on all domestic securities exchanges on which such Class A Common may at the time be listed (and where such stock is traded on more than one such exchange, closing prices on a Trading Day shall be weighted based on the volume of sales of Class A Common on such exchanges on such Trading Day), or, on any day on which there has been no sale on any such exchange, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, on any day on which the Class A Common is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of the close on such day, or, on any day on which the Class A Common is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domes-tic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization. If at any time the Class A Common is neither listed on any national securities exchange nor quoted in the NASDAQ System or the domestic over-the-counter market, the "Closing Price" shall be the fair value thereof determined by the Majority Directors, which determination shall be conclusive.

     "Control Person" means the Executive, his spouse, any of his children or grandchildren, any trust solely for the benefit of any of his children or grandchildren, or any corporation, partnership or other entity or organization but only so long as more than 50 percent of the voting power and equity interest of such corporation, partnership or other entity or organization is held, directly or indirectly, by the Executive, his spouse, any of his children or grandchildren or any trust solely for the benefit of any of his spouse, himself, his children or grandchildren or any combination of the foregoing.

     "Debentures" means the Corporation's 13 1/2% Senior Subordinated Debentures Due 2003 issued pursuant to an Indenture dated November 2, 1992 between the Corporation and Ameritrust Texas National Association and the Corporation's
10 1/4% Senior Subordinated PIK Notes Due 2001 issued pursuant to an Indenture dated November 2, 1992 between the Corporation and Ameritrust Texas National Association

     "Exchange Price" has the meaning given such term in the Warrant Agreement.

     "Executive" means Marvin A. Pomerantz.

     "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, nephew, niece, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and shall include adoptive relationships.

     "Indentures" means the Indenture dated November 2, 1992 between the Corporation and Ameritrust Texas National Association and the Indenture dated November 2, 1992 between the Corporation and Ameritrust Texas National Association pursuant to which the Debentures are issued.

     "MAG" means Mid-America Group, Ltd., an Iowa corporation, but only so long as, and only in the event that, a majority of the voting power to elect directors of such corporation and a majority of the equity of such corporation is held beneficially by Marvin A. Pomerantz, Rose Lee Pomerantz, one or more members of the Immediate Family of the Executive, any Control Person and/or any Person to whom Marvin A. Pomerantz, Rose Lee Pomerantz, one or more members of Immediate Family of the Executive, any Control Person or Mid-America Group, Ltd. would be permitted to transfer shares of Class B Common in an Exempt Transfer (as defined in subparagraph (ii) or (iii) of Part 4B of the terms of the Common Stock included in Article Four, other than pursuant to clause (a) of subparagraph (ii) thereof).

     "Majority Directors" means, with respect to any matter, (i) a majority of all members present and voting with respect to such matter at a meeting of the Board of Directors which has been called in accordance with the laws of the state of incorporation of the Corporation and the bylaws of the Corporation and (ii) until the Special Class A Director Termination Date, at least two of the Special Class A Directors; provided that if one or more of the Special Class A Directors declines to vote with respect to such matter or fails to attend the meeting at which such vote is taken, and such meeting (a) occurs after ten days notice of such meeting has been given to such Special Class A Director(s) declining to vote or failing to attend such meeting and (b) has otherwise been called in accordance with the laws of the state of incorporation of the Corporation and the bylaws of the Corporation, the minimum number of Special Class A Directors pursuant to (ii) foregoing will be one (1), unless none of such Special Class A Directors votes with respect to such matter at such meeting, in which event the minimum number of Special Class A Directors pursuant to (ii) foregoing will be zero (0); provided, further, that any matter approved pursuant to a written consent executed by all members of the Board of Directors without a meeting will also be deemed to have been approved by the "Majority Directors."

     "Permanent Disability" means such physical or mental condition of the Executive as is expected to continue beyond a period of six months and which renders the Executive incapable of performing any substantial portion of the services performed by the Executive on the date hereof, as confirmed by competent medical evidence.

     "Permitted Transfer" means any transfer of Common Stock (i) pursuant to the terms of the Exchange Agreement dated as of June 25, 1992 among Mid-America Group, Inc., Grinnell College, Warren J. Hayford and the Corporation, (ii) by Mid-America Group, Ltd., a Control Person or an Estate Planning Transferee (as defined in clause (iv) of this sentence) at any time after the death or Permanent Disability of the Executive, (iii) by Mid-America Group, Ltd., a Control Person or an Estate Planning Transferee at any time after the termination by the Corporation of the Executive as Chief Executive Officer of the Corporation or the involuntary removal of the Executive as Chairman of the Board of Directors, (iv) by Mid-America Group, Ltd., a Control Person or an Estate Planning Transferee to any Control Person or to any member or members of the Immediate Family of the Executive or any trust solely for the benefit of any such member or members in connection with estate planning by the Executive, his spouse or any of his children (any such Immediate Family member transferee or trust transferee being referred to herein as an "Estate Planning Transferee"), provided that any such transferee (whether a Control Person or an Estate Planning Transferee) agrees in writing, without qualification, not to transfer such Common Stock prior to the Stock Retention Termination Date except pursuant to a Permitted Transfer, (v) by Mid-America Group, Ltd. or a Control Person at any time after the filing by or against Mid-America Group, Ltd. or such Control Person, as the case may be, of a proceeding under any bankruptcy, reorganization, insolvency or similar law, which proceeding is not dismissed or stayed within 90 days of such filing (provided that such 90-day waiting period shall terminate upon the entry in such proceeding of any order for relief), (vi) by an Estate Planning Transferee at any time after the filing by or against such Estate Planning Transferee of a proceeding under any bankruptcy, reorganization, insolvency or similar law, which proceeding is not dismissed or stayed within 90 days of such filing (provided that such 90-day waiting period shall terminate upon the entry in such proceeding of any order for relief), (vii) in connection with any foreclosure of any lien relating to any Pledge, or in connection with any foreclosure of any tax lien, upon shares of Common Stock beneficially owned by Mid-America Group, Ltd. or a Control Person, provided that this clause (vii) shall apply only to the shares of Common Stock which are the subject of such a foreclosure, or (viii) in connection with any foreclosure of any lien relating to any Pledge, or in connection with any foreclosure of any tax lien, upon shares of Common Stock beneficially owned by an Estate Planning Transferee, provided that this clause (viii) shall apply only to the shares of Common Stock which are the subject of such a foreclosure. For purposes of this definition of "Permitted Transfer," "Pledge" means any bona fide pledge of Common Stock to any bank or other financial institution.

     "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or any other entity or organization.



     (Underline begins) "Restated Certificate of Incorporation" means the Company's Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on November 2, 1992. (Underline ends)

     "Stock Retention Termination Date" means the earliest of (i) March 31, 1993 if the Restructuring Closing Date, as defined in the Warrant Agreement, shall not have occurred prior to such date, (ii) July 31,

1996, (iii) the date on which all of the Warrants outstanding as determined under the terms of the Warrant Agreement shall have become exercisable, and (iv) the date on which the Warrants are no longer outstanding as determined under the terms of the Warrant Agreement.

     "Trading Day" means a day on which the principal national securities exchange on which the Class A Common is listed or admitted to trading is open for the transaction of business or, if the Class A Common is not listed or admitted to trading on any national securities exchange, any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     "Special Class A Directors" means the Class A Directors serving on the Board of Directors during the period commencing on the later to occur of the filing of (Strike-through copy begins) this (Strike-through copy ends) (Underline begins) the (Underline ends) Restated Certificate of Incorporation and the date of initial issuance of Warrants pursuant to the Warrant Agreement and ending immediately prior to the Special Class A Director Termination Date.

     "Warrant Agreement" means the Warrant Agreement dated November 2, 1992 between the Corporation and Harris Trust and Savings Bank, an Illinois banking corporation, as Warrant Agent.

                                  ARTICLE FIVE

     If no shares of Class B Common are then outstanding, the corporation shall not merge or consolidate with or into any other corporation or corporations, sell all or substantially all of its assets, liquidate, dissolve or wind up, unless such merger, consolidation, sale, liquidation, dissolution or winding up has been approved by the affirmative vote of the holders of 66 2/3% of the outstanding Class A Common. Such vote shall be in addition to any other vote required by law or this (Underline begins) Amended and (Underline ends) Restated Certificate of Incorporation. Any amendment of this Article Five shall require the affirmative vote of the holders of Common Stock, voting together as a single class, representing at least 66 2/3% of the total number of votes entitled to be cast by all holders of outstanding Common Stock or, if no Class B Common Stock is then outstanding, by the holders of 66 2/3% of the outstanding Class A Common. Such vote shall be in addition to any other vote required by law or this (Underline begins) Amended and Restated (Underline ends) Certificate of Incorporation.

                                  ARTICLE SIX

     The Corporation is to have perpetual existence.

                                 ARTICLE SEVEN

     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the bylaws of the Corporation. (Underline begins) If no shares of Class B Common are then outstanding, any alteration, amendment or repeal of the bylaws of the Corporation by the stockholders of the Corporation shall require the affirmative vote of the holders of two-thirds of the then outstanding shares of the capital stock of the Corporation entitled to vote on such alteration, amendment or repeal. (Underline ends)

                                 ARTICLE EIGHT

     Meetings of stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the Corporation. Elections of directors need not be by written ballot unless the bylaws of the Corporation so provide.

                                  ARTICLE NINE

  Part 1. Limitation of Liability.

          (i) To the fullest extent permitted by the Delaware General Corporation Law as it now exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages arising from a breach of fiduciary duty owed to the Corporation or its stockholders.

          (ii) Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

  Part 2. Right to Indemnification.

     Each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including involvement as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter, an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that, except as provided in Part 3 hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this Part 2 shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if and to the extent that the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Part 2 or otherwise.

  Part 3. Right of Indemnitee to Bring Suit.

     If a claim for indemnification (including the advancement of expenses) under Part 2 is not paid in full by the Corporation within 45 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of procuring or defending such suit. In any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that the indemnitee has not met the applicable standard of conduct set forth in the Delaware General Corporation Law. In any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the indemnitee has not met the applicable standard of conduct set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of any such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including the Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article Nine or otherwise shall be on the Corporation.

  Part 4. Service for Subsidiaries.

     Any person serving as a director, officer, employee or agent of another corporation, partnership, joint venture or other enterprise, at least 50% of whose equity interests are owned by the Corporation (hereinafter a "subsidiary"), shall be conclusively presumed to be serving in such capacity at the request of the Corporation.

  Part 5. Reliance.

     Persons who after the date of the adoption of this provision become or remain directors or officers of the Corporation or who, while a director or officer of the Corporation, become or remain a director, officer, employee or agent of a subsidiary, shall be conclusively presumed to have relied on the rights to indemnity, advancement of expenses and other rights contained in this Article Nine in entering into or continuing such service. The rights to indemnification and to the advancement of expenses conferred in this Article Nine shall apply to claims made against an indemnitee arising out of acts or omissions which occurred or occur both prior and subsequent to the adoption hereof.

  Part 6. Non-Exclusivity of Rights.

     The rights to indemnification and to the advancement of expenses conferred in this Article Nine shall not be exclusive of any other right which any person may have or hereafter acquire under this (Underline begins) Amended and (Underline ends) Restated Certificate of Incorporation or under any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

  Part 7. Insurance.

     The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expenses, liability or loss under the Delaware General Corporation Law.

  Part 8. Indemnification of Employees and Agents of the Corporation.

     The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses, to any employee or agent of the Corporation to the fullest extent of the provisions of this Article 9 with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

                                  ARTICLE TEN

     Except as otherwise provided herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this (Underline begins) Amended and (Underline ends) Restated Certificate of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation. (Underline begins) Notwithstanding anything contained in this Amended and Restated Certificate of Incorporation to the contrary, if no shares of Class B Common are then outstanding, ARTICLE SEVEN, this ARTICLE TEN, and ARTICLE ELEVEN of this Amended and Restated Certificate of Incorporation shall not be altered, amended or repealed and no provision inconsistent therewith shall be adopted without the affirmative vote of the holders of at least two-thirds of the then outstanding shares of the capital stock of the Corporation entitled to vote on such alteration, amendment, repeal or adoption.

                                 ARTICLE ELEVEN

     Subject to the rights of the holders of any series of Preferred Stock, if no shares of Class B Common are then outstanding, (i) any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of stockholders of the Corporation and may not be taken or effected without a meeting of the stockholders of the Corporation, (ii) the stockholders of the Corporation may not take any action by consent in writing in lieu of a meeting of the stockholders of the Corporation, and (iii) special meetings of stockholders of the Corporation may be called only by the chairman of the Board of Directors, or the Board of Directors pursuant to a resolution adopted by the affirmative vote of the majority of the total number of directors then in office.

                                 ARTICLE TWELVE

     The corporation expressly elects to be governed by Section 203 of the General Corporation Law of the State of Delaware. (Underline ends)

                                   *  *  *  *

                      GAYLORD CONTAINER CORPORATION/PROXY
                 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                 SPECIAL MEETING OF STOCKHOLDERS JULY 21, 1995

The undersigned hereby appoints Marvin A. Pomerantz, Daniel P. Casey and David
F. Tanaka and each of them the undersigned's true and lawful attorneys and proxies (with full power of substitution in each) to vote all Class A Common Stock of Gaylord Container Corporation, standing in the undersigned's name, at the Special Meeting of Stockholders of said Corporation to be held at 520 Lake Cook Road, Deerfield, Illinois 60015, on July 21, 1995 at 10:00 a.m. Chicago time, upon those matters as described in the Proxy Statement for the Meeting and such other matters as may properly come before such meeting or any adjournment or adjournments thereof.


                             THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED
                             IN THE MANNER DIRECTED BY THE UNDERSIGNED
                             STOCKHOLDER. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 7. (A VOTE FOR THE FOLLOWING PROPOSALS DESCRIBED IN THE PROXY STATEMENT FOR THE MEETING IS RECOMMENDED.) IF ANY OTHER BUSINESS IS TRANSACTED AT THE SPECIAL MEETING OF STOCKHOLDERS, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE APPOINTED ATTORNEYS AND PROXIES.


          (Continued and to be signed and dated on the reverse side.)
- -------------------------------------------------------------------------------


                                                   GAYLORD CONTAINER CORPORATION
                               PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.


[                                                                                                                                  ]

                                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING ITEMS.

                                             For  Against  Abstain                                             For  Against  Abstain
1. Approval of an amendment to the           / /     / /     / /     5. Approval of an amendment to the        / /    / /     / /
   Restated Certificate of Incorporation                                Restated Certificate of Incorporation
   to  require that all stockholder action                              to increase the stockholder vote
   be taken at a stockholder meeting.                                   required to amend the Certificate of
                                                                        Incorporation.
                                             For  Against  Abstain                                             For  Against  Abstain
2. Approval of an amendment to the           / /     / /     / /     6. Approval of an amendment to the        / /    / /     / /
   Restated Certificate of Incorporation                                Restated Certificate of Incorporation
   to require that special meetings be                                  to delete a provision no longer
   called by the Chairman or the Board                                  required under applicable law.
   of Directors.
                                             For  Against  Abstain                                             For  Against  Abstain
3. Approval of an amendment to the           / /     / /     / /     7. Approval of an amendment to the        / /    / /     / /
   Restated Certificate of Incorporation                                Bylaws.
   to increase the stockholder vote
   required to amend the Bylaws.

                                             For  Against  Abstain
4. Approval of an amendment to the           / /    / /     / /
   Restated Certificate of Incorporation
   electing to be governed by Section
   203 of Delaware General Corporation
   Law.

                                                                                    Please sign exactly as names appear on this
                                                                                    Proxy. Joint owners should each sign.  Trustees,
                                                                                    executors, etc. should indicate the capacity in
                                                                                    which they are signing.

                                                                                    Dated:__________________________________ , 1995


                                                                                    _______________________________________________
                                                                                    (Signature of Stockholder)


                                                                                    _______________________________________________
                                                                                    (Signature of Stockholder)


                      GAYLORD CONTAINER CORPORATION/PROXY
                 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                 SPECIAL MEETING OF STOCKHOLDERS JULY 21, 1995

The undersigned hereby appoints Marvin A. Pomerantz, Daniel P. Casey and David
F. Tanaka and each of them the undersigned's true and lawful attorneys and proxies (with full power of substitution in each) to vote all Class B Common Stock of Gaylord Container Corporation, standing in the undersigned's name, at the Special Meeting of Stockholders of said Corporation to be held at 520 Lake Cook Road, Deerfield, Illinois 60015, on July 21, 1995 at 10:00 a.m. Chicago time, upon those matters as described in the Proxy Statement for the Meeting and such other matters as may properly come before such meeting or any adjournment or adjournments thereof.


                             THIS PROXY WHEN PROPERLY  EXECUTED WILL BE
                             VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 7. (A VOTE FOR THE FOLLOWING PROPOSALS DESCRIBED IN THE PROXY STATEMENT FOR THE MEETING IS RECOMMENDED.) IF ANY OTHER BUSINESS IS TRANSACTED AT THE SPECIAL MEETING OF STOCKHOLDERS, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE APPOINTED ATTORNEYS AND PROXIES.


          (Continued and to be signed and dated on the reverse side.)
- --------------------------------------------------------------------------------

                                                   GAYLORD CONTAINER CORPORATION
                               PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

[                                                                                                                                  ]

                                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING ITEMS.

                                        For    Against   Abstain                                           For    Against    Abstain
1.  Approval of an amendment to the     / /      / /       / /      5.  Approval of an amendment to        / /      / /        / /
    Restated Certificate of                                             the Restated Certificate of
    Incorporation to require                                            Incorporation to increase the
    that all stockholder action                                         stockholder vote required to
    be taken at a stockholder                                           amend the Certificate of
    meeting.                                                            Incorporation.

                                        For    Against   Abstain                                           For    Against    Abstain
2.  Approval of an amendment to the     / /      / /      / /       6.  Approval of an amendment           / /      / /        / /
    Restated Certificate of                                             to the Restated Certificate
    Incorporation to require that                                       of Incorporation to delete a
    special meetings be called                                          provision no longer required
    by the Chairman or the                                              under applicable law.
    Board of Directors.
                                        For    Against   Abstain                                           For    Against    Abstain
3.  Approval of an amendment to         / /      / /      / /       7.  Approval of an amendment to        / /      / /        / /
    the Restated Certificate of                                         the Bylaws.
    Incorporation to increase
    the stockholder vote
    required to amend the Bylaws.

                                        For    Against    Abstain
4.  Approval of an amendment to the     / /      / /        / /
    Restated Certificate of
    Incorporation electing to be
    governed by Section 203 of
    Delaware General Corporation
    Law.


                                                                                        Please sign exactly as names appear on this
                                                                                        Proxy. Joint owners should each sign.
                                                                                        Trustees, executors, etc. should indicate
                                                                                        the capacity in which they are signing.

                                                                                        Dated: ___________________________   , 1995


                                                                                        ___________________________________________
                                                                                        (Signature of Stockholder)


                                                                                        ___________________________________________
                                                                                        (Signature of Stockholder)